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                                                                     EXHIBIT 1.1

                                                                  EXECUTION COPY

                                 TOM BROWN, INC.

                        9,500,000 Shares of Common Stock

                             Underwriting Agreement

                                                              September 10, 2003


J.P. Morgan Securities Inc.
  as Representative of the
  several Underwriters listed
  in Schedule I hereto
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

      Tom Brown, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), an aggregate of 6,000,000 shares of common stock, par value $0.10 per share (the "Stock"), of the Company, and Chicago Carbon Company, an Illinois general partnership (the "Selling Stockholder"), proposes to sell to the Underwriters an aggregate of 3,500,000 shares of Stock and, at the option of the Underwriters to cover over-allotments, if any, the Selling Stockholder proposes to sell up to an aggregate of 1,425,000 additional shares of Stock. The aggregate of 9,500,000 shares of the Stock to be sold by the Company and the Selling Stockholder is herein called the "Underwritten Shares" and the aggregate of 1,425,000 additional shares of the Stock that may be sold by the Selling Stockholder upon the Underwriters' exercise of their over-allotment option is herein called the "Option Shares." The Underwritten Shares and the Option Shares are herein referred to as the "Shares." The Shares will entitle the holder of each Share (the "Rights") to purchase one one-hundredth of a share of Series B Preferred Stock, par value $0.10 per share, of the Company pursuant to the First Amended and Restated Rights Agreement (the "Rights Agreement") dated as of March 1, 2001 between the Company and EquiServe Trust Company, N.A.

      The Company hereby confirms its agreement, and the Selling Stockholder hereby confirms its agreement, with the several Underwriters concerning the purchase and sale of the Shares as follows:

      1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a
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registration statement on Form S-3 (File No. 333-104896) including a prospectus relating to, among other securities, the Shares, including the Rights evidenced thereby. Such registration statement, as amended at the time it became effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to herein as the "Registration Statement"; and as used herein, the term "Preliminary Prospectus" means each preliminary prospectus included in such Registration Statement (and any amendments thereto), any prospectus filed with the Commission pursuant to Rule 424(a) under the Securities Act and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430A Information, and the term "Prospectus" means the final prospectus in the form first used to confirm sales of the Shares (including any final prospectus supplement). If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

      2. Purchase of the Shares by the Underwriters. (a) The Company and the Selling Stockholder agree, severally and not jointly, to sell the Underwritten Shares set forth on Schedule I hereto to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder at a purchase price per share of $24.72 (the "Purchase Price") the number of Underwritten Shares (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by the Company and the Selling Stockholder hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be purchased by all the Underwriters from the Company and the Selling Stockholder hereunder. Neither the Company nor the Selling Stockholder shall be obligated to deliver any of its respective Underwritten Shares except against payment by the Underwriters for all of such Underwritten Shares to be purchased as provided herein.

      In addition, the Selling Stockholder agrees to sell the Option Shares set forth on Schedule I hereto to the several Underwriters as provided in this Agreement and the Underwriters shall have the option to purchase at their election up to an aggregate of 1,425,000 Option Shares at the
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Purchase Price to cover over-allotments, if any. The Underwriters, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Selling Stockholder at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by the Representative so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction, the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase hereunder and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder.

      The Underwriters may exercise the option to purchase the Option Shares at any time in whole, or from time to time in part, on or before the thirtieth day following the date of this Agreement, by written notice from the Representative to the Company and the Selling Stockholder. Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Any such notice shall be given at least two business days prior to the date and time of delivery specified therein.

      (b) Each of the Company and the Selling Stockholder understands that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Shares on the terms set forth in the Prospectus. Each of the Company and the Selling Stockholder acknowledges and agrees that the Underwriters may offer and sell Shares to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter, provided that nothing in this sentence shall be deemed to relieve any Underwriter from its agreements and obligations hereunder.

      (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the respective accounts specified by each of the Company and the Selling Stockholder to the Representative at the offices of Simpson Thacher & Bartlett LLP at 9:00 A.M. New York City time, in the case of the Underwritten Shares, on September 16, 2003, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representative in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and the time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as the "Additional Closing Date".

      Payment for the Shares to be purchased on the Closing Date or the Additional Closing Date, as the case may be, shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Shares to be purchased on such date in definitive form registered in such names and in such denominations as the Representative shall request in
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writing not later than two business days prior to the Closing Date or the
Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares to the Underwriters duly paid by the Company or the Selling Stockholder, as the case may be. The certificates for the Shares (including any global certificate if delivered by book-entry through the facilities of The Depositary Trust Company) will be made available for inspection and packaging by the Representative at the office of J.P. Morgan Securities Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or the Additional Closing Date, as the case may be.

      (d) Each Underwriter agrees that (i) it has not offered or sold, and prior to the six months after the date of issue of the Shares, will not offer or sell, any shares of Stock to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for purposes of their business or otherwise in circumstances that have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has complied, and will comply, with all applicable provisions of the Financial Services and Markets Act 2000 of Great Britain (FSMA) with respect to anything done by it in relation to the Stock in, from or otherwise involving the United Kingdom; and (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA) received by it in connection with the issue or sale of any shares of Stock in circumstances in which section 21(1) of the FSMA does not apply to the Company.

      3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter and the Selling Stockholder that:

      (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information (i) relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in any Preliminary Prospectus or
(ii) relating to the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use in any Preliminary Prospectus.

      (b) Registration Statement and Prospectus. The Registration Statement has been declared effective by the Commission. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not
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misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information
(i) relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus or any amendment or supplement thereto or (ii) relating to the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use in the Registration Statement and the Prospectus or any amendment or supplement thereto.

      (c) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Prospectus, as amended, when they become effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (d) Financial Statements. The financial statements and the related notes thereto (including with respect to Matador Petroleum Corporation, a Texas corporation ("Matador")) of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly in all material respects the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth or incorporated by reference in the Registration Statement and the Prospectus.
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                                                                               6


      (e) No Material Adverse Change. Since the date of the most recent audited financial statements of the Company included or incorporated by reference in the Registration Statement and the Prospectus, (i) other than as may result from the proposed offering of senior subordinated notes by the Company and one of its wholly-owned subsidiaries as contemplated in the Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change in or affecting the business, properties, management, prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case in clauses (i) - (iii) above as otherwise disclosed in the Registration Statement and the Prospectus.

      (f) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are currently engaged as described in the Registration Statement and Prospectus, except where the failure to be so qualified or in good standing in such foreign jurisdiction or to have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, stockholders' equity, results of operations or prospects of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). The subsidiaries listed in Schedule II to this Agreement are the only "significant subsidiaries" (as defined in Rule 1-02(w) of Regulation S-X under the Exchange Act) of the Company.

      (g) Capitalization. The Company has an authorized capitalization as set forth in the Prospectus under the heading "Capitalization"; all the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and non-assessable and, except for rights of the Selling Stockholder and its affiliates as described in the Prospectus, are not subject to any pre-emptive or similar rights; except as described in the Registration Statement and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and all the outstanding shares of capital stock or other equity
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interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

      (h) Due Authorization. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

      (i) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

      (j) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform in all material respects to the descriptions thereof in the Prospectus and the Registration Statement; and, except for rights of the Selling Stockholder and its affiliates as described in the Prospectus, which have been waived, the issuance of the Shares is not subject to any preemptive or similar rights; the Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or by equitable principles relating to enforceability; and the Rights have been duly authorized by the Company and, upon issuance of the Shares, the Rights evidenced thereby will be validly issued, and the shares of Series B Preferred Stock, par value $0.10, of the Company, have been duly authorized by the Company and validly reserved for issuance upon exercise of the Rights and, when issued in accordance with the terms of the Rights Agreement, such Series B Preferred Stock will be validly issued, fully paid and non-assessable.

      (k) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational or constituent documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      (l) No Conflicts. The issuance and sale of the Shares to be sold by the Company hereunder and the consummation by the Company of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or
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constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational or constituent documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority , except, in the case of clauses (i) and
(iii) above, for any such conflict, breach, default, lien, charge, encumbrance or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      (m) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement, the issuance and sale of the Shares to be sold by the Company hereunder and the consummation by the Company of the transactions contemplated by the this Agreement, except for (i) the registration of the Shares under the Securities Act and (ii) such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

      (n) Legal Proceedings. Except as described in the Registration Statement and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or, to the knowledge of the Company, may be a party or to which any property of the Company or any of its subsidiaries is or, to the knowledge of the Company, may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; no such investigations, actions, suits or proceedings have been threatened to the Company, or, to the knowledge of the Company, are contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Prospectus that are not so described and (ii) there are no statutes, regulations, contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed or described.

      (o) Descriptions and Summaries. The statements in the Prospectus under the heading "Description of Common Stock and Preferred Stock of Tom Brown", insofar as they purport to constitute summaries of the terms of the capital stock of the Company, including the Shares, fairly summarize the matters described therein in all material respects, and the statements in the Prospectus under the heading "United States Federal Income Tax Considerations to Non-United States Holders" and the statements in the Prospectus incorporated by reference from "Item 1. Business -- Regulation-United States," and "Item 1. Business -- Regulation-Canada," of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 and Item 15 of the Registration Statement, insofar as they purport to constitute summaries of the terms of
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                                                                               9


laws or regulations or legal conclusions, fairly summarize the matters described therein in all material respects.

      (p) Independent Accountants. KPMG LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act.

      (q) Title to Real and Personal Property. There are no defects in the title to, or encumbrances upon the leasehold interests in, the oil and gas producing properties of the Company and its subsidiaries or the assets or facilities used by the Company and its subsidiaries, except for such defects or encumbrances that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

      (r) Title to Intellectual Property. The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Registration Statement and the Prospectus (the "Intellectual Property"); and, to the knowledge of the Company, the conduct of their respective businesses as described in the Registration Statement and the Prospectus will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others.

      (s) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement and the Prospectus and that is not so described.

      (t) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

      (u) Taxes. Except with respect to any taxes that are being contested in good faith by the Company or its subsidiaries, the Company and its subsidiaries have paid all United States and Canadian federal, state, provincial and local taxes and filed all tax returns required to be paid or filed through the date hereof and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

      (v) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and
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                                                                              10


filings with, the appropriate United States and Canadian federal, state, provincial and local governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received notice of any revocation or modification adverse to the Company or its subsidiaries of any such material license, certificate, permit or authorization or has any reason to believe that any such material license, certificate, permit or authorization will not be renewed in the ordinary course.

      (w) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened that could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

      (x) Compliance With Environmental Laws. The Company and its subsidiaries
(i) are in compliance with any and all applicable United States and Canadian federal, state, provincial and local laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or the use, disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Registration Statement and the Prospectus; and
(iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

      (y) Hazardous Substances. To the knowledge of the Company, there has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic wastes or hazardous substances, including, but not limited to, any naturally occurring radioactive materials, brine, drilling mud, crude oil, natural gas liquids and other petroleum materials, by, due to or caused by the Company or any of its subsidiaries (or, any other entity (including any predecessor) for whose acts or omissions the Company or any of its subsidiaries is or could reasonably be expected to be liable) upon any of the property now or previously owned or leased by the Company or any of its subsidiaries, or upon any other property, in violation of any Environmental Laws or in a manner or to a location that could reasonably be expected to give rise to any liability under any Environmental Laws, except for any violation or liability which could not reasonably be expected to have, individually or in the aggregate with all such violations and liabilities, a Material Adverse Effect.

      (z) Compliance With ERISA. Except as would not reasonably be expected to have a Material Adverse Effect, (i) each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

      (aa) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (bb) Insurance. Except as would not reasonably be expected to have a Material Adverse Effect, (i) the Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks to protect the Company and its subsidiaries and their respective businesses as described in the Registration Statement and the Prospectus in a manner consistent with other businesses similarly situated; and neither the Company nor any of its subsidiaries has (ii) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (iii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

      (cc) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity;
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

      (dd) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company.

      (ee) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

      (ff) No Registration Rights. Except for the rights of the Selling Stockholder and its affiliates described in the Registration Statement, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder or, to the knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholder hereunder.

      (gg) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares in violation of Regulation M under the Exchange Act.

      (hh) Exchange Listing. The Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange, Inc. (the "NYSE").

      (ii) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained in the Registration Statement and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (jj) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Registration Statement and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

      (kk) Reserve Report Data. The oil and gas reserve estimates (including with respect to Matador) of the Company and its subsidiaries contained or incorporated by reference in the Registration Statement and Prospectus have been prepared by the Company and, with respect to the year-end estimates of the Company and its subsidiaries (which, for the avoidance of doubt, does not include Matador), reviewed by Ryder Scott Company, L.P., in accordance with the Commission guidelines applied on a consistent basis throughout the periods involved and neither the Company nor its subsidiaries has any reason to believe that such reserve estimates do not fairly reflect the oil and gas reserves of the Company and its subsidiaries at the dates indicated in the Registration Statement and the Prospectus.

      (ll) Independent Petroleum Engineering Firm. Ryder Scott Company, L.P. are independent petroleum engineers with respect to the Company and its subsidiaries.

      (mm) Sarbanes-Oxley Act. Except as could not reasonably be expected to have a Material Adverse Effect, there is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

      (nn) Foreign Jurisdictions. Neither the Company nor any of its subsidiaries does business or engages in activities or owns material properties in any jurisdiction outside of the United States and Canada.

      4. Representations and Warranties of the Selling Stockholder. The Selling Stockholder represents and warrants to each Underwriter and the Company that:

      (a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by the Selling Stockholder of this Agreement, and for the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained; and the Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder; this Agreement has been duly authorized, executed and delivered by the Selling Stockholder.

      (b) No Conflicts. The execution, delivery and performance by the Selling Stockholder of this Agreement, the sale of the Shares to be sold by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the Third Amended and Restated Partnership Agreement, as amended, of the Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency.

      (c) Title to Shares. The Selling Stockholder has good and valid legal title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; the Selling Stockholder will have, immediately prior to the Closing Date or the Additional Closing Date, as the case may be, good and valid legal title to the Shares to be sold at the Closing Date or the Additional Closing Date, as the case may be, by the Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Shares and payment therefor pursuant hereto, good and valid legal title to such Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

      (d) No Stabilization. The Selling Stockholder has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

      (e) Registration Statement and Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable filing date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of the Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this Section 4(e) applies only to the extent that any statements in or omissions from the Registration Statement and the Prospectus (including any amendment or supplement thereto) are based on written information furnished to the Company by the Selling Stockholder specifically for use therein; and provided, further that the Selling Stockholder makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

      5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

      (a) Effectiveness of the Registration Statement. The Company will file the Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act and will file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and the Company will furnish copies of the Prospectus to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement, or as soon thereafter on such business day as reasonably practicable, in such quantities as the Representative may reasonably request.

      (b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representative, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein;
(ii) to each Underwriter (which delivery may be made through the Representative) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits); and (iii) to each Underwriter during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Representative may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales of the Shares by any Underwriter or dealer.

      (c) Amendments or Supplements. Before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed amendment or supplement for review and will not file any such proposed amendment or supplement to which the Representative reasonably and timely objects.

      (d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing upon request, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any Preliminary Prospectus, any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information with respect to the Registration Statement or any document incorporated by reference therein; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; and (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use its reasonable best efforts to obtain as soon as possible the withdrawal thereof.

      (e) Ongoing Compliance of the Prospectus. If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law.

      (f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such United States jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares by the Underwriters or their affiliates; provided that the Company shall not be required to qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify or to file any general consent to service of process or to subject itself to taxation in any such jurisdiction.

      (g) Earning Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earnings statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158) of the Registration Statement.

      (h) Clear Market. For a period of 90 days after the date of the Prospectus, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or
(ii) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than the Shares to be sold hereunder and any shares of Stock, or any securities convertible into or exercisable or exchangeable for Stock, issued pursuant to existing employee stock option plans or the Rights Agreement.

      (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in the Prospectus under the heading "Use of Proceeds".

      (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares in violation of Regulation M under the Exchange Act.

      (k) Reports. So long as the Shares are outstanding, the Company will furnish to the Representative, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system, it being understood and agreed that the Company shall be deemed to have furnished such documents to the Representative to the extent that such documents are publicly available on the Commission's EDGAR (or any successor) filing system or are posted on the Company's Internet website.

      6. Further Agreements of the Selling Stockholder. The Selling Stockholder covenants and agrees with each Underwriter that:

      (a) Clear Market. For a period of 90 days after the date of the Prospectus, the Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Stock or any securities convertible into or exercisable or exchangeable for Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of Stock or any security convertible into or exercisable or exchangeable for Stock without the prior written consent of the Representative, in each case other than the Shares to be sold by the Selling Stockholder hereunder. Notwithstanding anything to the contrary in this paragraph 6(a), the Selling Stockholder shall not be prohibited during the 90-day period after the date of the Prospectus from making a single block trade to any entity (including controlled affiliates of such an entity) that: (1) is primarily engaged in the exploration, development and production of hydrocarbons, (2) agrees to comply with the clear market provisions of this paragraph 6(a) until the expiration of the 90-day period after the date of the Prospectus, and (3) who, after giving effect to such transfer, would not own an interest in the Company equal to or greater than 10% of the outstanding Stock.

      (b) Tax Form. It will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

      7. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on the Additional Closing Date, as the case may be, as provided herein is subject to the performance by the Company and the Selling Stockholder of their respective covenants and other obligations hereunder and to the following additional conditions:

      (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representative shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been timely filed with the Commission under the Securities Act and in accordance with Section 5(a) hereof; and all requests by the Commission for additional information with respect to the Registration Statement or any document incorporated by reference therein shall have been complied with to the reasonable satisfaction of the Representative.

      (b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholder contained herein shall be true and correct on the date hereof and on and as of the Closing Date or the Additional Closing Date, as the case may be; and the statements of the Company and its officers and of the Selling Stockholder and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or the Additional Closing Date, as the case may be.

      (c) No Downgrade. Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries by any "nationally recognized statistical rating organization", as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities or preferred stock of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).

      (d) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in the Registration Statement and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

      (e) Officers' Certificate. The Representative shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, a certificate from each of:

            (i) the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company confirming that (A) such officers have carefully reviewed the Registration Statement and the Prospectus and, to the knowledge of such officers, the representation of the Company set forth in Section 3(b) hereof is true and correct as of the Closing Date or the Additional Closing Date, as the case may be, (B) the other representations and warranties of the Company in this Agreement are true and correct in all material respects as of the Closing Date or the Additional Closing Date, as the case may be, (C) the Company has complied in all material respects with all agreements and satisfied all conditions in all material respects on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be, and (D) to the effect set forth in paragraphs (a) and (d) above; provided, however, that the officers' certificates shall not be qualified by materiality with respect to any representation, warranty, agreement or condition that is already qualified by materiality or Material Adverse Effect; and

            (ii) the chief financial officer or chief accounting officer of the Selling Stockholder and one additional senior executive officer of the Selling Stockholder, in form and substance reasonably satisfactory to the Representative, confirming that (X) the representation of the Selling Stockholder set forth in Section 4(e) hereof is true and correct as of the Closing Date or the Additional Closing Date, as the case may be, (Y) the other representations and warranties of the Selling Stockholder in this Agreement are true and correct and (Z) that the Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Additional Closing Date, as the case may be.

      (f) Comfort Letters. On the date of this Agreement and on the Closing Date or the Additional Closing Date, as the case may be, KPMG LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus (including with respect to Matador); provided, that the letter delivered on the Closing Date or the Additional Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be.

      (g) Officers' Arthur Andersen Certificate. On the date of this Agreement, the Executive Vice President and Chief Financial Officer of the Company shall have furnished to the Representative a certificate, dated the date of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, with respect to the financial statements contained or incorporated by reference in the Registration Statement and the Prospectus that were audited by Arthur Andersen LLP.

      (h) Opinion of Counsels for the Company. (i) Vinson & Elkins L.L.P., counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect set forth in Annex A-1 hereto, (ii) the General Counsel of the Company shall have furnished to the Representative his written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect set forth in Annex A-2 hereto, (iii) Stewart McKelvey Stirling Scales, Nova Scotia, Canada counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect set forth in Annex A-3 hereto and (iv) Macleod Dixon LLP, Alberta, Canada counsel for the Company, shall have furnished to the Representative, at the request of the Company, their written opinion, dated the Closing Date or the Additional Closing Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect set forth in Annex A-4 hereto.

      (i) Opinion of Counsel for the Selling Stockholder. Legal counsel (who may be in-house counsel) for the Selling Stockholder, shall have furnished to the Representative, at the request of the Selling Stockholder, their written opinion, dated the Closing Date or the Additional Closing

Date, as the case may be, and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative and counsel to the Underwriters, to the effect set forth in Annex B hereto.

      (j) Opinion of Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date or the Additional Closing Date, as the case may be, an opinion of Simpson Thacher & Bartlett LLP, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

      (k) No Legal Impediment to Issuance. No action shall have been taken, and no statute, rule, regulation or order shall have been enacted, adopted or issued, in each case by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the offering, issuance, sale or delivery of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or the Additional Closing Date, as the case may be, prevent the offering, issuance, sale or delivery of the Shares.

      (l) Exchange Listing. The Shares to be delivered on the Closing Date or Additional Closing Date, as the case may be, shall have been approved for listing on the NYSE, subject to official notice of issuance.

      (m) Lock-up Agreements. The "lock-up" agreements, each substantially in the form of Exhibit A hereto, between the Underwriters and certain executive officers and directors of the Company relating to sales and certain other dispositions of shares of Stock or certain other related securities, delivered to the Representative on or before the date hereof, shall be in full force and effect on the Closing Date or the Additional Closing Date, as the case may be.

      (n) Additional Documents. On or prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholder shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

      All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

      8. Indemnification and Contribution.

      (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information (i) relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(c) below, or (ii) relating to the Selling Stockholder furnished to the Company by the Selling Stockholder expressly for use therein; provided, that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or affiliate, director, officer or controlling person thereof) from whom the persons asserting any such losses, claims, damages or liabilities purchased Shares if, to the extent required by applicable law, a copy of the Prospectus (as then amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure to send or give a copy of the Prospectus is the result of noncompliance by the Company with
Section 5(b)(iii) or 5(e) hereof.

      (b) Indemnification of the Underwriters by the Selling Stockholder. The Selling Stockholder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below and provided that this
Section 8(b) applies only to the extent that any statements in or omissions from the Registration Statement and the Prospectus (including any amendment or supplement thereto) are based on information furnished to the Company in writing by the Selling Stockholder specifically for use therein; provided, further, that the foregoing indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or affiliate, director, officer or controlling person thereof) from whom the persons asserting any such losses, claims, damages or liabilities purchased Shares if, to the extent required by applicable law, a copy of the Prospectus

(as then amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability, unless such failure to send or give a copy of the Prospectus is the result of noncompliance by the Company with Section 5(b)(iii) or 5(e) hereof.

      (c) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its affiliates, directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Selling Stockholder, in each case to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or any Preliminary Prospectus, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the last paragraph and the names of the Underwriters on the cover page of the Prospectus and the fourth, eighth, ninth and tenth paragraphs and the third sentence of the fifteenth paragraph under the caption "Underwriting" in the Prospectus.

      (d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 8, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to so notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 8 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to so notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 8. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 8 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed in writing to the contrary; (ii) the Indemnifying Person has failed within a reasonable time after notice by the Indemnified Person to the Indemnifying Person of the proceeding to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representative, any such separate firm for the Company, its affiliates, directors and officers and any control persons of the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholder shall be designated in writing by the Selling Stockholder. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person as provided in this Section 8 from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section 8, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with this Section 8 prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

      (e) Contribution. If the indemnification provided for in paragraphs (a),
(b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company and the Selling Stockholder from the sale of the Shares and the total underwriting discounts and commissions received by the

Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Shares. The relative fault of the Company and the Selling Stockholder on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

      (f) Limitation on Liability. The Company, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this
Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 8 are several in proportion to their respective purchase obligations hereunder and not joint.

      (g) Non-Exclusive Remedies. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

      9. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      10. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by written notice to the Company and the Selling Stockholder, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to the Additional Closing Date, (i) trading generally shall have been suspended or materially limited on or by the NYSE or any over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on the NYSE or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities involving the United States or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or the

Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement and the Prospectus.

      11. Defaulting Underwriter. (a) If, on the Closing Date or the Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholder on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then each of the Company and the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholder may postpone the Closing Date or the Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholder or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule I hereto that, pursuant to this Section 11, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholder as provided in paragraph
(a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholder shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholder as provided in paragraph
(a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or the Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholder shall not exercise the right described in paragraph
(b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on the Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this
Section 11 shall be without liability on the part of the Company and the Selling Stockholder, except that the Company will continue to be liable for the payment of expenses as set forth in Section 12(a) hereof and except that the provisions of Section 8 hereof shall not terminate and shall remain in effect.

      (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholder or any non-defaulting Underwriter for damages caused by its default.

      12. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares by the Company and any transfer taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus and the Prospectus (including all exhibits, amendments and supplements thereto); (iii) the costs of reproducing and distributing this Agreement; (iv) the fees and expenses of the Company's counsel and independent accountants; (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc.; (viii) all expenses incurred by the Company in connection with any "road show" presentation to potential investors; and (ix) all expenses and application fees related to the listing of the Shares on the NYSE. Except as otherwise provided in Section 8, this Section 12(a) or Section 12(b), the Underwriters shall pay their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make, and shall pay the costs incident to the distribution of the Preliminary Prospectus and the Prospectus and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters relating thereto).

      (b) If (i) this Agreement is terminated pursuant to Section 10(ii), or
(ii) the transactions contemplated by this Agreement are not consummated because of any condition to the obligations of the Underwriters set forth in Section 7 (other than Sections 7(b)(as it relates to the Selling Stockholder), 7(e)(ii), 7(i) and 7(n)(as it relates to the Selling Stockholder)) that is not satisfied, then the Company agrees to reimburse the Underwriters for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

      13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the Indemnified Persons referred to in Section 8 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

      14. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholder and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholder or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholder or the Underwriters.

      15. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

      16. Miscellaneous. (a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Underwriters, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Underwriters.

      (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative c/o J.P. Morgan Securities Inc., 277 Park Avenue, New York, New York 10172 (fax: 212-622-8358); Attention: Equity Capital Markets. Notices to the Company shall be given to it at 555 Seventeenth Street, Suite 1850, Denver, Colorado 80202, (fax: 303-260-5095); Attention: Daniel G. Blanchard, Executive Vice President, Chief Financial Officer and Treasurer. Notices to the Selling Stockholder shall be given to it at Chicago Carbon Company c/o Union Oil Company of California, 2141 Rosecrans Avenue, Suite 4000, El Segundo, California 90245 (Fax: 310-726-7819); Attention: Terry G. Dallas, Executive Vice President and Chief Financial Officer and Barry A. L. Hoffman, Deputy General Counsel.

      (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

      (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto.

      (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

      (g) Entire Agreement. This Agreement, including the Schedules, Annexes and Exhibits hereto, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supercedes all other prior and contemporaneous agreements and understandings, whether oral and written, of the parties in connection therewith.

         (h) Several Obligations of the Company and the Selling Stockholder. The respective obligations under this Agreement of the Company and the Selling Stockholder shall be several, and not joint.

         (i) Tax Disclosure. The Company and the Selling Stockholder are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

         If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                        Very truly yours,

                                        TOM BROWN, INC.



                                        By: /s/ Daniel G. Blanchard
                                            -------------------------------
                                        Name: Daniel G. Blanchard

                                        Title: Executive Vice President and
                                        Chief Financial Officer



                                        CHICAGO CARBON COMPANY



                                        By: Midwest 76, Inc., its Managing
                                        Partner

                                        By: /s/ Darrell D. Chessum
                                            -------------------------------
                                        Name: Darrell D. Chessum
                                        Title: Treasurer

                                        Attest: /s/ Brigitte M. Dewez
                                            -------------------------------
                                        Name: Brigitte M. Dewez
                                        Title: Secretary

Accepted:  September 10, 2003

J.P. MORGAN SECURITIES INC.

Acting severally on behalf of itself
and the several Underwriters listed
in Schedule I hereto.

By /s/ Arnold B. Evans
   ---------------------------------
         Authorized Signatory

                                                                      SCHEDULE I

                                                               Number of        Number of
                                                              Underwritten       Option
                      Underwriter                                Shares          Shares
                      -----------                                ------          ------
J.P. Morgan Securities Inc. ...........................        4,274,950          641,251
Wachovia Capital Markets, LLC .........................          950,000          142,501
Merrill Lynch, Pierce, Fenner & Smith Incorporated ....          760,000          114,001
A.G. Edwards & Sons, Inc. .............................          502,150           75,321
First Albany Corporation ..............................          502,150           75,321
Goldman, Sachs & Co. ..................................          502,150           75,321
Howard Weil, A division of Legg Mason Wood Walker, Inc.          502,150           75,321
Petrie Parkman & Co., Inc. ............................          502,150           75,321
Raymond James and Associates, Inc. ....................          502,150           75,321
RBC Dain Rauscher Inc. ................................          502,150           75,321
                                                               ---------        ---------

         Total ........................................        9,500,000        1,425,000
                                                               =========        =========

                                                                     SCHEDULE II

                            Significant Subsidiaries

1.       Sauer Drilling Company, a Delaware corporation

2.       Tom Brown Resources Ltd, an Alberta corporation

3.       Tom Brown Resources Funding Corp., a Nova Scotia unlimited company

                                                                       ANNEX A-1

                    Form of Opinion of Vinson & Elkins L.L.P.

         (a) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such opinion; the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and, no order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission.

         (b) The Registration Statement and the Prospectus (including amendments or supplements thereto filed as of the date of such opinion) (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information included or excluded therefrom, as to which such counsel need express no opinion) appear on their face to comply, as of the effective date thereof in the case of the Registration Statement, and as of the date filed with the Commission and as of the date of this Agreement, in the case of the Prospectus, as to form in all material respects with the requirements of the Securities Act.

         (c) The Company and each of its subsidiaries incorporated in the States of Delaware or Texas have been duly incorporated and are validly existing as corporations in good standing under the Delaware General Corporation Law or the Texas Business Corporation Act, as the case may be, and have all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, in each case as described in the Registration Statement and the Prospectus, except where the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (d) The Company's authorized equity capitalization is as set forth in the Prospectus under the heading "Capitalization."

         (e) The Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken by the Company pursuant to the Delaware General Corporation Law for the due and proper authorization, execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby has been duly and validly taken.

         (f) The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable; the issuance of the Shares is not subject to any preemptive or similar rights to subscribe for or to purchase any shares of Stock of the Company pursuant to the certificate of incorporation of the Company; the Rights Agreement has been duly authorized, executed and delivered by the Company; the Rights have been duly authorized by the Company and, upon issuance of the Shares, the Rights evidenced thereby will be validly issued; and the shares of Series B Preferred Stock, par value $0.10, of the Company issuable pursuant to the Rights Agreement have been duly authorized by the Company

                                                                           A-1-2




and, when issued and delivered and paid for in accordance with the terms of the Rights Agreement, will be validly issued, fully paid and non-assessable.

         (g) The issuance and sale by the Company of the Shares to be sold and delivered by the Company on the Closing Date and the compliance by the Company with the terms hereof, will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, any agreement governed by Texas or New York law filed as an exhibit to the Registration Statement or filed or incorporated by reference as an exhibit to the Company's annual report on Form 10-K/A for the year ended December 31, 2002 or the Company's quarterly reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003, (ii) constitute a violation of the provisions of the certificate of incorporation or bylaws of the Company or (iii) violate the Delaware General Corporation Law, the Texas Business Corporation Act, the laws of the State of New York or applicable federal law of the United States of America (except New York State securities laws, the Securities Act or the Exchange Act, as to which such counsel does not express any opinion), except, in the case of clauses (i) and (iii) above, for such breaches, defaults or violations that would not, individually or in the aggregate, have a Material Adverse Effect.

         (h) No consent, approval, authorization, order, registration or qualification of or with any governmental agency or court or arbitrator (collectively, "consents") under the Delaware General Corporation Law, the Texas Business Corporation Act, the laws of the State of New York or applicable federal law of the United States of America or of or with any Federal, New York or Texas court or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Company of this Agreement or (ii) the issuance and sale by the Company of the Shares to be sold and delivered by the Company on the Closing Date, except in each case such as have been obtained under the Securities Act and for such consents as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters or that are required by the bylaws or regulations of the National Association of Securities Dealers, Inc.

         (i) The statements in the Prospectus under the caption "Description of Common Stock and Preferred Stock of Tom Brown," insofar as they purport to summarize certain provisions of the capital stock of the Company, including the Shares, accurately describe in all material respects the matters described therein; and the statements in the Prospectus under the heading "United States Federal Income Tax Considerations to Non-United States Holders" and those incorporated by reference from "Item 1. Business -- Regulation - United States" of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002 and in Item 15 of the Registration Statement, insofar as they purport to constitute summaries of laws or regulations or legal conclusions with respect thereto, accurately describe in all material respects the portions of the statutes and regulations addressed thereby; and, to the knowledge of such counsel, (i) there are no legal, governmental or regulatory suits or proceedings pending against the Company or its subsidiaries that are required under the Securities Act to be described in the Prospectus and that are not described as required by the Securities Act and (ii) there are no agreements or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement or described in the Prospectus and that have not been filed or described as required by the Securities Act.

                                                                           A-1-3



         (j) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus under the caption "Use of Proceeds", will not be an "investment company" within the meaning of the Investment Company Act.

         (k) The documents filed under the Exchange Act and incorporated by reference in the Prospectus, as amended at the time the Registration Statement was declared effective, and any further amendment or supplement thereto made by the Company prior to the Closing Date or the Additional Closing Date, as the case may be (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information included or excluded therefrom, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, appear on their face to comply as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

         Such counsel shall also state that in the course of preparation by the Company of the Registration Statement and the Prospectus and any amendment and supplement thereto, such counsel has participated in conferences with representatives of the Company and with representatives of the Company's independent accountants and with representatives of and counsel to the Underwriters at which conferences the contents of the Registration Statement and the Prospectus and any amendment and supplement thereto and related matters were discussed and, although such counsel has not independently verified, is not passing upon, and assumes no responsibility for and expresses no opinion regarding the accuracy, completeness or fairness of the statements contained or incorporated by reference in, the Registration Statement, the Prospectus and any amendment or supplement thereto (except as expressly provided in paragraph (i) above), no facts have come to the attention of such counsel that have caused such counsel to believe that the Registration Statement, at the time of its effective date (including the information incorporated by reference therein and information, if any, deemed pursuant to Rule 430A to be part of the Registration Statement at the time of effectiveness), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus or any amendment or supplement thereto as of its date and the Closing Date or the Additional Closing Date, as the case may be, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than the financial statements, including the related notes and schedules thereto and the auditors' report thereon, other financial and accounting information and the oil and gas reserve reports and related reserve information contained or incorporated by reference therein or excluded therefrom, as to which such counsel need express no belief).

         In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Underwriters and, with respect to the opinion set forth in paragraph (a), on telephonic advice from the Staff of the Commission.

                                                                           A-1-4



         The opinion of Vinson & Elkins L.L.P. described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                       ANNEX A-2

                Form of Opinion of General Counsel of the Company

         (a) Each of the Company's subsidiaries incorporated in the States of Wyoming or Colorado has been duly incorporated and are validly existing as corporations in good standing under the Wyoming Business Corporation Act or the Colorado Corporation Code, as the case may be, and has all corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, in each case as described in the Registration Statement and the Prospectus, except when the failure to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

         (b) The Company and each of its subsidiaries are duly qualified to do business and are in good standing in each United States jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, which jurisdictions will be set forth on an exhibit to such counsel's opinion, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect.

         (c) All the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholder) have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding shares of capital stock of the Company's subsidiaries incorporated in the States of Colorado, Delaware, Texas and Wyoming have been duly and validly authorized and issued and are fully paid and non-assessable.

         (d) To the knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the knowledge of such counsel, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others.

         (e) The issuance and sale by the Company of the Shares to be sold and delivered by the Company on the Closing Date and the compliance by the Company with the terms hereof, will not result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their properties or assets is subject, except for such liens, charges or encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect.

         (f) No consent, approval, authorization, order, registration or qualification (collectively, "consents") under the laws of the State of Colorado or with any Colorado court or arbitrator or governmental or regulatory authority is required for (i) the execution, delivery and performance by the Company of this Agreement or (ii) the issuance and sale by the Company of the Shares to

                                                                           A-2-2




be sold and delivered by the Company on the Closing Date, except in each case for such consents as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters.

         (g) To the knowledge of such counsel, except as would not, individually or in the aggregate, result in a Material Adverse Effect, (i) each of the Company and its subsidiaries owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate its properties and to carry on its business as conducted as of the date hereof in the manner described in the Registration Statement and the Prospectus; (ii) neither the Company nor any such subsidiary has received any notice of any proceeding relating to revocation or modification adverse to the Company or its subsidiaries of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Registration Statement and the Prospectus; and (iii) each of the Company and its subsidiaries is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof in the manner described in the Registration Statement and the Prospectus.

         (h) To the knowledge of such counsel, neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational or constituent documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except in the case of clauses (ii) and
(iii) for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

         The opinion of the General Counsel described above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                                                                       ANNEX A-3

               Form of Opinion of Stewart McKelvey Stirling Scales

         (i) Tom Brown Resources Funding Corp. has been duly incorporated and is validly subsisting under the laws of Nova Scotia, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                                                                       ANNEX A-4

                      Form of Opinion of Macleod Dixon LLP

         (i) Tom Brown Resources Ltd has been duly incorporated and is validly subsisting under the laws of Alberta, Canada, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

         (ii) The statements in the Prospectus incorporated by reference from "Item 1. Business -- Regulation -- Canada," of the Company's Annual Report on Form 10-K/A for the year ended December 31, 2002, to the extent that they constitute summaries of the terms of matters of Canadian law or regulation or legal conclusions, fairly summarize the matters described therein in all material respects.

                                                                         ANNEX B

                      Form of Opinion of Legal Counsel For
                             the Selling Stockholder

         (a) The Selling Stockholder has the partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder and thereunder; and it has taken all action required to authorize, execute and deliver this Agreement and the consummation of the transactions contemplated hereby and thereby.

         (b) This Agreement have been duly executed and delivered by the Selling Stockholder and constitute legal, valid and binding agreements of the Selling Stockholder in accordance with their terms, except, in each case, as may be limited by (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium or other similar laws affecting the rights of creditors generally, and (ii) general principles of equity, including, without limitations on the availability of specific performance and other equitable remedies, and concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such principles are considered in a proceeding in equity or at law).

         (c) The Selling Stockholder has good and legal title to the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, equities or adverse claims; and upon delivery of and payment for such Shares, the Shares to be sold by the Selling Stockholder pursuant to this Agreement, free and clear of any mortgage, pledge, security interest, lien, claim or other encumbrance or restriction on transferability or any adverse claim.

         (d) The sale of the Shares to be sold by the Selling Stockholder pursuant to this Agreement and compliance by the Selling Stockholder with the terms hereof, and the consummation by the Selling Stockholder of the transactions contemplated hereby will not: (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder pursuant to any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Selling Stockholder or any of its subsidiaries, (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority to which the Selling Stockholder or any of its subsidiaries is subject, except, in the case of clauses (i) and (ii) above, for such conflict, breach or violation that would not, individually or in the aggregate, have a material adverse effect on the Selling Stockholder and its subsidiaries, taken as a whole

         (e) All consents, approvals, authorizations and orders necessary for the execution, delivery or performance by the Selling Stockholder of this Agreement, the sale and delivery of the Shares to be sold by the Selling Stockholder in accordance with this Agreement and the performance or the Selling Stockholder's other obligations under the Agreement, have been obtained, except for such consent, approvals, authorizations, registrations or qualifications as may be required under applicable state securities or Blue Sky laws of the various states in connection with the purchase and distribution of the Shares by the Underwriters, as to which such counsel may express no opinion.

         The opinion of counsel described above shall be rendered to the Underwriters at the request of the Selling Stockholder and shall so state therein.

                                                                       EXHIBIT A

                            FORM OF LOCK-UP AGREEMENT

                                                                     , 2003

J.P. Morgan Securities Inc.,
     As Representative of
     the several Underwriters listed in
     Schedule I to the Underwriting
     Agreement referred to below
c/o J.P. Morgan Securities Inc.
277 Park Avenue
New York, NY  10172

                  Re: Tom Brown, Inc.--Public Offering of Common Stock -- Lock-Up Agreement

Ladies and Gentlemen:

         The undersigned understands that you, as Representative of the several Underwriters, have entered into an Underwriting Agreement (the "Underwriting Agreement"), dated as of the date hereof, with Tom Brown, Inc., a Delaware corporation (the "Company"), and Chicago Carbon Company an Illinois general partnership, as the Selling Stockholder, providing for the public offering (the "Public Offering") by the several Underwriters to be named in Schedule I to the Underwriting Agreement (the "Underwriters"), of common stock, par value $0.10 per share, of the Company (the "Common Stock"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

         In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Common Stock pursuant to the Underwriting Agreement, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 90 days after the date of the
Prospectus:

         (1) directly or indirectly offer, pledge, announce the intention to sell, offer to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and securities which may be issued upon exercise of a stock option or warrant); or

         (2) enter into any swap, option, future, forward or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) above or this clause (2) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

         In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

         The undersigned understands that if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, or if the Public Offering is otherwise not consummated for any reason whatsoever, the undersigned shall, automatically and without any action on the part of the undersigned or the Underwriters, be released from all obligations under this Letter Agreement, which shall become void and have no further force or effect.

         The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

         This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        Very truly yours,

                                        [NAME]

                                        By: _______________________
                                            Name:
                                            Title:

                                        [                  ]

                                        By: _______________________
                                            Name:
                                            Title:



Accepted as of the date
first set forth above:
J.P. Morgan Securities Inc.
Acting on behalf of itself
   and the several Underwriters named in
   Schedule I to the Underwriting Agreement
By:  J.P. Morgan Securities Inc.
By:  ______________________________
     Name:
     Title: